ALLIED WORLD
ASSURANCE COMPANY

BERMUDA EUROPE HONG KONG SINGAPORE USA

Industry Leader in Value Creation 4 th Quarter 2011 Investor Presentation Exhibit 99.1

Forward-Looking Statements & Safe Harbor

This presentation contains certain statements, estimates and forecasts with respect to future performance and events.  These statements, estimates and forecasts are "forward-looking statements".  In some cases, forward-looking statements can be identified by the use of forward-looking terminology such as "may,"
“might,” “will," “should,” "expect," “plan,” "intend," "estimate," "anticipate," "believe,” “predict,”
“potential” or "continue" or the negatives thereof or variations thereon or similar terminology. All statements other than statements of historical fact included in this presentation are forward-looking statements and are based on various underlying assumptions and expectations and are subject to known and unknown risks, uncertainties and assumptions, may include projections of our future financial performance based on our growth strategies and anticipated trends in our business.  These statements are only predictions based on our current expectations and projections about future events.  There are important factors that could cause our actual results, level of activity, performance or achievements to differ materially from the results, level of activity, performance or achievements expressed or implied in the forward-looking statements.  As a result, there can be no assurance that the forward-looking statements included in this presentation will prove to be accurate or correct.  In light of these risks, uncertainties and assumptions, the future performance or events described in the forward-looking statements in this presentation might not occur.  Accordingly, you should not rely upon forward-looking statements as a prediction of actual results and we do not assume any responsibility for the accuracy or completeness of any of these forward-looking statements that may be made from time to time.  We are under no obligation (and expressly disclaim any such obligation) to update or revise any forward-looking statements, whether as a result of new information, future developments or otherwise.

Agenda
Executive Summary
Executive Summary
U.S. Insurance
U.S. Insurance
International Insurance
International Insurance
Reinsurance
Reinsurance
Financial Highlights
Financial Highlights
Peer Comparison
Peer Comparison
/Conclusion
/Conclusion
Appendix
Appendix

ALLIED WORLD
ASSURANCE COMPANY

ALLIED WORLD
ASSURANCE COMPANY

Allied World’s Franchise
Industry leading results and value creation
Experienced executive management team
Diversified mix of business with global operations
Strong risk management culture
Excellent capitalization / active capital management
Highly Rated - “A” (Strong) by S&P, “A” (Excellent) by A.M. Best
and “A2” (Good) by Moody’s

Well-diversified Property and Casualty Insurer and Reinsurer with Significant Geographic Reach

Product Diversity
General Property, 12%
General Casualty, 17%
Other, 4%
Professional Liability, 20%
Healthcare*, 17%
Casualty Reinsurance, 16%
Property Reinsurance, 14%

ALLIED WORLD ASSURANCE COMPANY

Allied World’s Key Business Strategies
Leading specialty insurance company with broad range of product offerings, global capabilities and significant U.S. focus

* Includes healthcare-related program business
2011 GPW: $ 1,940M
70% Insurance / 30% Reinsurance
74% Casualty / 26% Property
Diversified
insurance and reinsurance products
offered across global platform with operations in the
U.S., Bermuda, Lloyd’s, Europe, Hong Kong and
Singapore
Insurance and casualty emphasis
with strong
reinsurance and property capabilities
Customer focus
Moving closer to clients in markets
Demonstrated expertise in markets in which we
underwrite
A “go to” market for targeted lines and classes of
business such as healthcare and construction

International Insurance 52%
U.S. Insurance 13%
Reinsurance 35%
International Insurance 27%
U.S. Insurance 43%
Reinsurance 30%

Actively Shifted Business in Response to Market Changes

2007 GPW: $1,506M
In response to the changing macro economic environment, Allied World has transformed itself since its formation in 2001
2011 GPW: $1,940M
Allied World 2007 Allied World Today
Reduced dependence on Bermuda
large account  excess business
U.S. segment has increased
significantly with focus on small
account primary and specialty business
Reinsurance segment now with strong
U.S. presence and growing
internationally

Allied World Direct Insurance
68,272
64,158
59,092
52,786
$308
$278
$238
$195
1,005
$24
2007
2008
2009
2010
2011
Written Premium on Small Accounts ($M)
Policy Count

Growth in Small Accounts = Increased Importance 7 % of Total Premium 2% 13% 14% 16% 16% Small accounts based on policy limits of less than $3M.

$80.11
$74.29
$59.56
$46.05
$42.53
$35.26
$3,712
$3,873
$3,947
$2,719
$2,739
$2,916
$499
$499
$499
$499
$798
$798
$2,220
$2,240
$2,417
$3,213
$3,075
$3,149
-$9
-$611
-$646
-$682
-$1,475
-$1,658
2006
2007
2008*
2009
2010
2011
Shareholder's Equity
Debt
Accumulated Share Repurchases & Dividends Paid
Diluted Book Value per Share

ALLIED WORLD ASSURANCE COMPANY

Active Capital Management Improves Shareholder Value
*  Excludes $243.8 million syndicated loan which was repaid on February 23, 2009

Diluted book value per
share has more than
doubled since 2006
Capital Management History
o
$210 million of common dividends paid
since going public in 2006
o
$563 million of shares repurchased from
AIG in December 2007
o
$500 million share repurchase program
•
$174 million remaining capacity at
December 2011
o
$505 million of shares and warrants
repurchased from founders in 2010
o
$300 million in ten-year senior notes
issued in November 2010
o
$53.6 million warrant repurchased from
founder in first quarter 2011
(In millions, except for per share amounts)

Consistently Strong Operating Performance
Strong Operating Income – Operating return on equity averaged 15.9% over last five years, 6% in 2011 despite impact from catastrophic events ($292 million)
Favorable Reserve Development – Every year since our inception, $254 million in 2011
Solid Investment Returns - $160 million, 2.0%, total net investment return
1
in 2011,
$469 million, 6.1%, in 2010
Operating Cash Flows – $1.7 billion over last three years, $548 million in 2011
Diluted Book Value Growth – Diluted book value per share has increased 2 ½ times since the company went public in 2006 (after adjusting for dividends)
Maintained Strong Capital Position - Total capital base of $3.95 billion at December
2011, with conservative financial leverage
2
of 20.2% and operating leverage
3
of 1.83x

Management has demonstrated superior execution in a
challenging marketplace
1
Total net investment return includes net investment income, net realized gains, net  change in unrealized gains and net impairment charges recognized in earnings.  The percentage return is calculated by taking the total net investment return for the year divided by the average aggregate invested assets for the year.
2
Financial leverage calculated by dividing debt by total capital at 12/11.
3
Operating leverage calculated by taking sum of 2011 net premiums written and 12/11 net loss reserves divided by 12/11 shareholders’ equity.

AWH
19.3%
ACGL
17.7%
ENH
15.3%
HCC
13.5%
RLI
13.5%
AHL
13.5%
AXS
13.4%
WRB
12.8%
NAVG
12.1%
MKL
10.9%
AGII
8.4%

ALLIED WORLD
ASSURANCE COMPANY

Superior Value Creation Since 2006 IPO
Compound annual growth in diluted book value per share calculated by taking change in diluted book value per share from
September 2006 through December 2011 adjusted for common dividends declared or paid.

Compound Annual
Growth in Diluted
Book Value per
Share through
December 2011

Agenda
Executive Summary
Executive Summary
U.S. Insurance
U.S. Insurance
International Insurance
International Insurance
Reinsurance
Reinsurance
Financial Highlights
Financial Highlights
Peer Comparison/
Peer Comparison/
Conclusion
Conclusion

Appendix
Appendix

Our U.S. Insurance Operating Segment

- A significant U.S.- based specialty franchise with diversified offerings

- Direct property and casualty insurance for small and middle-market non-Fortune 1000 companies
- Expanding small account primary franchise
- Focus on servicing products for select industry classes including construction and public entity
- Leading healthcare facility market
- Expanding presence in specialty casualty and private and not-for-profit D&O
- Admitted and excess & surplus lines (E&S) capabilities in all 50 states
- Approved Defense Base Act underwriter
- New capabilities in environmental and inland marine business
- Program business – niche focus

Allied World U.S. Insurance Segment Product Mix

Programs, 4%
D&O Private, 9%
D&O Public, 8%
E&O, 12%
Environmental, 3%
Excess General Casualty, 15%
General Property, 9%
Healthcare, 30%*
Inland Marine, 1%
Primary General Casualty, 9%

Total 2011 GPW: $839M

** Includes healthcare-related program business*

ALLIED WORLD ASSURANCE COMPANY

12

We continue to expand our brand in target markets and geographies
Ten branch office locations throughout country
Increased access to attractive small account primary business including:
o
Healthcare organizations
o
Specialty casualty
o
Not-for-profit D&O
Industry verticals – focused on servicing products for select industry classes including:
o
Healthcare
o
Private / Non-Profit
o
Public entity / Construction
New specialty product capabilities
o
Defense Base Act approved underwriter
o
Environmental
o
Inland marine
Expanded distribution partners
o
Since 2007 4X increase in number of producers

Strong Competitive Position – U.S. Insurance

Expanding U.S. Direct Operating Platform
Branch offices in strategic locations
throughout the U.S.
Dedicated U.S. management team with
significant industry experience
Significantly increased submission activity
throughout the country
•
Up over 50% in all regions since 2008
435 staff count, 62% of Allied World group
at December 2011
Significant IT infrastructure in place
Allied World’s expanded presence in U.S. has significantly
Allied World’s expanded presence in U.S. has significantly
enhanced the market profile of our domestic operations
enhanced the market profile of our domestic operations
San Francisco San Francisco
Los Angeles Los Angeles
Costa Mesa Costa Mesa
Dallas Dallas
Chicago Chicago
Atlanta Atlanta
Boston Boston
Farmington Farmington
New York New York

Philadelphia Philadelphia

Agenda
Executive Summary
Executive Summary
U.S. Insurance
U.S. Insurance
International Insurance
International Insurance
Reinsurance
Reinsurance
Financial Highlights
Financial Highlights
Peer Comparison/
Peer Comparison/
Conclusion
Conclusion

Appendix
Appendix

SME, 1%
Healthcare, 13%
General Casualty, 24%
General Property, 30%
Professional Lines, 30%
Trade Credit, 2%

16

International Insurance Segment - Overview
Bermuda (2011 GPW: $361M)
A leading direct writer of Fortune 1000 North American
domiciled property and casualty risks
Strong diversity of industries covered including
manufacturing, chemicals, transportation, real estate,
consumer products, medical and healthcare products and
construction
Recently began writing trade credit and political risk
products
Europe (2011 GPW: $153M)
Focus predominantly on mid-sized to large non-North
American domiciled accounts
Offers broad range of casualty & property insurance
products for multi-national corporations worldwide
Lloyd’s Syndicate expands insurance product capabilities
in Latin America and the Asia Pacific region
Recently launched SME and healthcare initiatives
Asia (2011 GPW: $16M)
Offers professional lines, healthcare and general casualty
business
Allied World International Insurance
Operating Segment Product Mix
Global Diversification and Expansion
Global Diversification and Expansion
Total 2011 GPW: $530M

Offices in Bermuda, London, Dublin, Switzerland, Hong Kong and
Singapore position the company to meet developing opportunities
Lloyd’s Syndicate 2232
o
Association with Lloyd’s enhances Allied World’s brand recognition
o
Increases access to Latin America and Asia-Pacific region
o
Offers treaty and individual risk products
Redomestication to Switzerland provides a more efficient structure and greater flexibility to manage our business
New product capabilities:
o
Trade credit and political risk
o
European healthcare
o
Small-to-medium enterprises (SME Professional)

Strong Competitive Position – International Insurance
We continue to expand our brand in target markets and geographies

Launched SME Platform in the U.K. in February 2010
Continuing development of Asia Platform
Established Lloyd’s Syndicate 2232 effective mid-2010
Launched Trade Credit/Political Risk capability in October
2010 via MGA relationship with Latin American Underwriters
Expanding Healthcare Platform internationally (Asia &
Europe)
Business development personnel now in London, Scotland
and Singapore
MGA and program business initiated in targeted areas
International Insurance – Recent Initiatives

Executive Summary
Executive Summary
U.S. Insurance
U.S. Insurance
International Insurance
International Insurance
Reinsurance
Reinsurance
Financial Highlights
Financial Highlights
Peer Comparison/
Peer Comparison/
Conclusion
Conclusion

Appendix
Appendix
Agenda

Reinsurance Operating Platforms and Major Product Lines

Bermuda Bermuda
• Property Catastrophe
• Property Treaty
• Specialty
• Facultative
• PA / WC Catastrophe
United States United States
• General Casualty
• Professional Lines
• Property
• Global Marine and Crop
International International
• Property Catastrophe
• Property Per Risk
• Commercial Auto
• General Liability
• Employers’ Liability
• Professional Lines

Specialty 7%
North American Property 5%
Global Marine, Aerospace & Crop 5%
Facultative 3%
North American CAT 21%
General Casualty 22%
Global Casualty 7%
Global Property 7%
Global CAT 13%
Professional Liability 10%

Reinsurance Operating Segment
Allied World Reinsurance Segment
Product Mix

Flexibility to take advantage of reinsurance opportunities in the global
Flexibility to take advantage of reinsurance opportunities in the global marketplace
marketplace
Casualty Presence Established in U.S.
• Underwriting teams closer to “decision makers” which
provides greater access to information
• Accessing clients and lines that do not typically access
the Bermuda marketplace, including U.S. regional
company multi-line business, super regional, middle-
market business and stand-alone casualty-clash business
• Broaden product selection when market conditions
improve
Strategic Bermuda Platform
• Property catastrophe, property per risk, workers’
compensation catastrophe, accident & health and
specialty casualty
Expanded Global Presence
• Swiss and Singapore offices
• Lloyd’s Syndicate established in June 2010
Total 2011 GPW: $571M

U.S. operation has improved access to U.S. regional business and strengthened local relationships
o
In 2009, added property reinsurance that focuses on small and medium account regional carriers
o
In late 2010, launched Global Marine and Specialty unit that offers marine and aerospace coverages as well as crop and hail business
Swiss and Singapore offices and Lloyd’s Syndicate 2232 increases global reach
o
Swiss office opened in 2008 offers property, general casualty and professional liability products throughout Europe
o
Singapore office opened in 2009 as Allied World's hub for all classes of treaty business in Asia Pacific, Middle East and Africa
o
Established Lloyd's Syndicate 2232 in June 2010, which significantly expanded reinsurance products throughout Europe, Latin American and the Asia Pacific region

Strong Competitive Position – Reinsurance
We continue to expand our brand in target markets and geographies

Agenda
Executive Summary
Executive Summary
U.S. Insurance
U.S. Insurance
International Insurance
International Insurance
Reinsurance
Reinsurance
Financial Highlights
Financial Highlights
Peer Comparison/
Peer Comparison/
Conclusion
Conclusion
Appendix
Appendix

Financial Highlights
Operating Results
Operating Results
2011
2011
2010
2010
2009
2009
2008
2008
2007
2007
Net Income $275M $665M $607M $184M $469M
Operating Income $184M $398M $538M $455M $476M
Annualized Net Income Return on Average Equity 8.9% 21.9% 22.6% 8.3% 21.7%
Annualized Operating Return on Average Equity 6.0% 13.1% 20.0% 20.6% 22.1%
Combined Ratio 95.9% 84.9% 76.1% 84.1% 81.3%
Cash flow from Operations $548M $451M $668M $657M $761M
Operating Earnings Per Diluted Share $4.63 $7.97 $10.34 $8.90 $7.64
Ending Diluted Book Value per Share $80.11 $74.29 $59.56 $46.05 $42.53
Growth in Diluted Book Value Per Share 8% 25% 29% 8% 21%
Allied World has reported very strong results despite competitive landscape, financial turbulence and catastrophe activity

103.3%
93.0%
88.5%
92.7%
84.0%
95.9%
84.1%
76.1%
84.9%
81.3%
$476
$455
$538
$398
$184
2007
2008
2009
2010
2011
Operating Income ($MM)
Combined Ratio
Peer Avg. Combined Ratio*

ALLIED WORLD ASSURANCE COMPANY

Annualized
Operating
ROE
22.1% 20.6% 20.0% 13.1% 6.0%

* Peer average include ACGL, AGII, AHL, AXS, ENH, HCC, MKL, RLI, THG, NAVG and WRB.
Source: SNL Financial
Operating Income and Combined Ratio
Strong Operating Performance

AY 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 CY Total
CY Original Loss Ratio 70.1% 65.3% 75.9% 103.1% 59.6% 58.4% 55.6% 45.9% 52.1% 65.8%
Prior Year Development 0.0% -4.9% -5.8% -3.6% -8.2% -10.2% -24.2% -18.8% -23.1% -17.4%
AY Original Loss Ratio 70.1% 70.1% 81.7% 106.7% 67.7% 68.6% 79.8% 64.7% 75.1% 83.2%
2002
2003 (57)             (57)
2004 (27)             (53)             (79)
2005 (8)               (46)             6                (49)
2006 (16)             (43)             (45)             (8)               (113)
2007 6                (34)             (77)             (6)               (26)             (137)
2008 (9)               (88)             (100)           (74)             (8)               (34)             (313)
2009 (17)             (57)             (118)           (103)           12              2                32              (248)
2010 4                (11)             (57)             (147)           (54)             (25)             (23)             (1)               (313)
2011 (0)               (1)               (22)             (90)             (42)             (69)             (22)             (28)             20              (254)
Subsequent Development (123)           (333)           (414)           (427)           (119)           (125)           (12)             (29)             20              (1,562)
Loss Ratio Points -28.4% -28.4% -30.2% -31.5% -8.6% -9.3% -0.9% -2.2% 1.5%
AY Developed 41.6% 41.7% 51.5% 75.2% 59.1% 59.2% 78.9% 62.5% 76.6% 83.2%
Cat Losses 16.4% 28.0% 9.6% 6.3% 20.1%
AY Developed EX Cat Losses 41.6% 41.7% 35.1% 47.2% 59.1% 59.2% 69.2% 62.5% 70.3% 63.2%
Case Incurred through 2011 Q4 39.3% 34.0% 45.1% 59.6% 39.2% 38.6% 46.7% 23.4% 39.2% 29.3%
Remaining IBNR / EP Ratio @ 2011 Q4 2.3% 7.8% 6.4% 15.7% 19.9% 20.7% 32.2% 39.1% 37.4% 54.0%
Strong Underwriting Results
Underwriting performance has been strong since our inception

Historical Loss Ratios Through December 31, 2011 ($MM)
1
2
(1)  Pro-forma including Darwin development since inception
(2)  Case incurred ratios by year are not directly comparable to our financial statements as reinsurance case incurred losses shown above are on a treaty  year basis

$984
$1,224
$1,360
$1,263
$1,685
$1,899
$1,067
$1,313
$1,510
U.S. Insurance
International Insurance
Reinsurance
Low Estimate
Carried
High Estimate

$113
$137
$313
$248
$313
$254
2006
2007
2008
2009
2010
2011

• Net reserves about 4.5% above mid-point of range at
December 31, 2011
• $1.6 billion net favorable reserve development since
inception (including Darwin development)
• 72% of reserves are IBNR
Net Loss & LAE Reserve Mix at December 31, 2011
Case
U.S. Insurance,
7%
IBNR
International
Insurance
30%
Case
International
Insurance,
10%
IBNR
Reinsurance
20%
Case
Reinsurance,
11%
IBNR
U.S. Insurance
22%
December 31, 2011 Total: $4.2B
Net Prior Year Reserve Releases* ($MM)
Range of Net Reserves at December 31, 2011 ($MM)
Prudent Reserving Philosophy
27 * Pro-forma including Darwin development since inception

Investment Portfolio by Quarter
December 2008 - December 2011
100%
75%
50%
25%
0%
3.3
2.8
3.0
3.2
3.0
3.5
2.6
2.5
2.7
2.8
2.3
2.1
1.9
12/31/08
3/31/09
6/31/2009
9/30/09
12/31/09
3/31/10
6/30/10
9/30/10
12/30/10
3/31/11
6/30/11
9/30/11
12/31/11
Private equity (funded)
Hedge Funds
High Yield
ABS
Corporate Bonds
Cash
Equity
Distressed RMBS
Municipals
Mortgage Backed Securities
Government
Duration

ALLIED WORLD ASSURANCE COMPANY

Investment Track Record: Where We’ve Been

We have actively managed the
portfolio exposures, including:
Exposure to rates
Exposure to spread assets
Exposure to non-fixed
income assets
Always within stated risk
appetite

Municipal, 2.1%
Private Equity, 1.4%
U.S. Govt. Agencies, 2.7%
Non-U.S. Govt. Securities, 3.2%
Cash and Cash Equiv., 8.8%
ABS, 6.2%
CMBS, 4.1%
Agency MBS, 14.6%
Corp. Bonds, 29.9%
U.S. Govt. Securities, 13.4%
Non-Agency RMBS, 3.8%
Hedge Funds, 5.3%
Equities, 4.5%

ALLIED WORLD ASSURANCE COMPANY

• U.S. Treasury yields declined
modestly during 4Q11 and spreads
tightened, creating positive core
fixed income returns
• Relative value and significant
market volatility remains in favor of
a diversified portfolio
Portfolio Summary - December 31, 2011
Investment Portfolio: Where we are Today

Name Market Value ($) % Portfolio
JPMorgan Chase & Co 67,776,188                    0.8%
Bank of America Corp 55,093,335                    0.7%
Wells Fargo & Co 52,784,154                    0.7%
Sparebank 1 Boligkreditt AS 51,696,377                    0.6%
Citigroup Inc 49,700,624                    0.6%
Top 5 Corporate Exposures
Total: $8.1 B
Portfolio Yield: 2.5%
Duration: 1.9 years
2011 Total Portfolio Return: 2.0%
Average Credit Quality is AA-

Agenda
Executive Summary
Executive Summary
U.S. Insurance
U.S. Insurance
International Insurance
International Insurance
Reinsurance
Reinsurance
Financial Highlights
Financial Highlights
Peer Comparison/
Peer Comparison/
Conclusion
Conclusion

Appendix
Appendix

31.0%
31.3%
33.0%
34.2%
34.3%
22.5%
26.7%
30.2%
32.8%
30.1%
2007
2008
2009
2010
2011
Allied World
Peer Average

Expense Ratio Declining as we Build Scale
Note: GAAP expense ratio
Peer average includes ACGL, AGII, AHL, AXS, ENH, HCC, MKL, RLI, THG, NAVG and WRB.
Source: SNL Financial
Allied World expanded global
operations, including: the acquisition
of Darwin, establishment of a U.S.
reinsurance company and the opening
of Lloyd's Syndicate 2232

15.9%
15.2%
14.2%
13.9%
12.1%
11.9%
10.9%
9.6%
9.5%
9.1%
4.3%
AWH
RLI
ACGL
WRB
HCC
ENH
AXS
AHL
NAVG
MKL
AGII

ALLIED WORLD
ASSURANCE COMPANY

Peer Comparisons – Operating Income ROE Source: SNL Financial 32 Five Year Average Operating ROE 2007 - 2011 Peer Average = 11.1%

79.4%
84.5%
85.6%
89.1%
91.6%
91.8%
93.6%
95.0%
96.1%
96.8%
104.0%
RLI
AWH
HCC
AXS
ACGL
ENH
WRB
AHL
MKL
NAVG
AGII

ALLIED WORLD
ASSURANCE COMPANY

Peer Comparisons - Combined Ratio Source: SNL Financial 33 Five Year Average Combined Ratio 2007 - 2011 Peer Average = 92.3%

139%
118%
93%
89%
86%
80%
79%
76%
75%
53%
46%
AWH
ACGL
ENH
AHL
HCC
RLI
AXS
WRB
NAVG
MKL
AGII

ALLIED WORLD ASSURANCE COMPANY

Superior Book Value Growth Versus Peers
Growth in book value per share calculated by taking change in diluted book value per share from December 2006 through
December 2011 adjusted for dividends paid or declared.

Peer Average = 80%
Five Year Growth in Diluted Book Value per Share
2007 - 2011

41%
25%
8%
8%
Montpelier
41%
27%
4%
10%
Platinum
40%
25%
7%
8%
Partner
38%
16%
9%
13%
Validus
33%
18%
7%
8%
RenRe
32%
18%
6%
8%
Axis
32%
17%
7%
8%
Aspen
29%
20%
4%
5%
Transatlantic
28%
18%
4%
6%
Endurance
23%
11%
7%
5%
Everest
22%
9%
2%
11%
Alterra
21%
10%
3%
8%
Arch
18%
10%
3%
5%
Allied World
13%
7%
3%
3%
XL
7%
3%
1%
3%
ACE
2008 *
2010
2011

ALLIED WORLD ASSURANCE COMPANY

Catastrophe Losses at Low End of Competitors
Catastrophe Losses as a % of Prior Year
Shareholders’ Equity
Catastrophe
losses in line with
our risk appetite
* Hurricanes Ike and Gustav
Percentages represent pre tax catastrophe losses divided by prior year-end shareholders equity.
Source: SNL Financial and company filings

Conclusion
Allied World Expects to Generate a Mid-teen ROE Over the Cycle,
Allied World Expects to Generate a Mid-teen ROE Over the Cycle,
Assuming Normalized Catastrophe Activity
Assuming Normalized Catastrophe Activity
Strong underwriting franchise diversified by product and geography
Experienced executive management team in place
Excellent capitalization, strong balance sheet and financial flexibility
Enhanced by recent capital management initiatives
Significant infrastructure investments made since 2008
Strengthened U.S. specialty franchise and global capabilities
Well positioned to capitalize on market opportunities
Current valuation inconsistent with history of strong returns

Agenda
Executive Summary
Executive Summary
U.S. Insurance
U.S. Insurance
International Insurance
International Insurance
Reinsurance
Reinsurance
Financial Highlights
Financial Highlights
Peer Comparison/
Peer Comparison/
Conclusion
Conclusion
Appendix
Appendix

Non-GAAP Financial Measures

In presenting the company's results, management has included and discussed in this presentation certain non generally accepted accounting principles
("non-GAAP") financial measures within the meaning of Regulation G as promulgated by the U.S. Securities and Exchange Commission. Management
believes that these non-GAAP measures, which may be defined differently by other companies, better explain the company's results of operations in a manner that allows for a more complete understanding of the underlying trends in the company's business. However, these measures should not be viewed as a substitute for those determined in accordance with generally accepted accounting principles ("U.S. GAAP").
"Operating income" is an internal performance measure used by the company in the management of its operations and represents after-tax operational results excluding, as applicable, net realized investment gains or losses, net impairment charges recognized in earnings, net foreign exchange gain or loss, impairment of intangible assets and other non-recurring items. The company excludes net realized investment gains or losses, net impairment charges recognized in earnings, net foreign exchange gain or loss and other non-recurring items from its calculation of operating income because these amounts are heavily influenced by and fluctuate in part according to the availability of market opportunities and other factors. The company excludes impairment of intangible assets as these are non-recurring charges.  In addition to presenting net income determined in accordance with GAAP, the company believes that showing operating income enables investors, analysts, rating agencies and other users of its financial information to more easily analyze the company’s results of operations and the company’s underlying business performance. Operating income should not be viewed as a substitute for GAAP net income.
The company has included "diluted book value per share" because it takes into account the effect of dilutive securities; therefore, the company believes it is an important measure of calculating shareholder returns.
"Annualized return on average shareholders' equity" ("ROAE") is calculated using average equity, excluding the average after tax unrealized gains or losses on investments. Unrealized gains (losses) on investments are primarily the result of interest rate and risk premium movements and the resultant impact on fixed income securities. Such gains (losses) are not related to management actions or operational performance, nor are they likely to be realized. Therefore, the company believes that excluding these unrealized gains (losses) provides a more consistent and useful measurement of operating performance, which supplements GAAP information. In calculating ROAE, the net income (loss) available to shareholders for the period is multiplied by the number of such periods in a calendar year in order to arrive at annualized net income (loss) available to shareholders. The company presents ROAE as a measure that is commonly recognized as a standard of performance by investors, analysts, rating agencies and other users of its financial information.
"Annualized operating return on average shareholders' equity" is calculated using operating income (as defined above and annualized in the manner described for net income (loss) available to shareholders under ROAE above), and average shareholders' equity, excluding the average after tax unrealized gains (losses) on investments. Unrealized gains (losses) are excluded from equity for the reasons outlined in the annualized return on average shareholders' equity explanation above.
See slides 39 - 41 for a reconciliation of non-GAAP measures used in this presentation to their most directly comparable GAAP measures.

Non-GAAP Financial Measures - Reconciliations

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
UNAUDITED ANNUALIZED RETURN ON SHAREHOLDERS' EQUITY RECONCILIATION
(Expressed in thousands of United States dollars, except for percentage information)
2011 2010 2011 2010
Opening shareholders' equity 3,003,074 $         3,341,314 $         3,075,820 $         3,213,295 $
Deduct: accumulated other comprehensive income (17,796)                (111,760)              (57,135)                (149,849)
Adjusted opening shareholders' equity 2,985,278            3,229,554            3,018,685 3,063,446
Closing shareholders' equity 3,149,022 $         3,075,820 $         3,149,022 $         3,075,820 $
Deduct: accumulated other comprehensive income (14,484)                (57,135)                (14,484) (57,135)
Adjusted closing shareholders' equity 3,134,538 3,018,685 3,134,538 3,018,685
Average shareholders' equity 3,059,908 $         3,124,120 $         3,076,612 $         3,041,066 $
Net income available to shareholders 183,100 $            92,786 $              274,548 $            665,005 $
Annualized net income available to shareholders 732,400               371,144               274,548               665,005
Annualized return on average shareholders' equity - net income available to shareholders 23.9% 11.9% 8.9% 21.9%
Operating income available to shareholders 94,681 $              97,288 $              183,686 $            397,831 $
Annualized operating income available to shareholders 378,724               389,152               183,686               397,831
Annualized return on average shareholders' equity - operating income available to shareholders 12.4% 12.5% 6.0% 13.1%
Quarter Ended December 31, Year Ended December 31,

Non-GAAP Financial Measures - Reconciliations

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
UNAUDITED OPERATING INCOME RECONCILIATION
(Expressed in thousands of United States dollars, except share and per share amounts)
2011 2010 2011 2010
Net income 183,100 $            92,786 $              274,548 $            665,005 $
Add after tax affect of:
Net realized investment (gains) losses (26,332)                4,306                   (213)                      (267,727)
Net impairment charges recognized in earnings -                        -                        -                        109
Other Income - termination fee (61,538)                -                        (93,808)                -
Foreign exchange (gain) / loss (549)                      196                       3,159                   444
Operating income 94,681 $              97,288 $              183,686 $            397,831 $
Weighted average common shares outstanding:
Basic 38,138,558          40,291,620          38,093,351          46,491,279
Diluted 39,524,273          43,501,068          39,667,905          49,913,317
Basic per share data:
Net income 4.80 $                   2.30 $                   7.21 $                   14.30 $
Add after tax affect of:
Net realized investment (gains) losses (0.69)                     0.11                      (0.01)                     (5.75)
Net impairment charges recognized in earnings -                        -                        -                        -
Other Income - termination fee (1.62)                     -                        (2.46)                     -
Foreign exchange (gain) / loss (0.01)                     -                        0.08                      0.01
Operating income 2.48 $                   2.41 $                   4.82 $                   8.56 $
Diluted per share data
Net income 4.63 $                   2.13 $                   6.92 $                   13.32 $
Add after tax affect of:
Net realized investment (gains) losses (0.67)                     0.10                      (0.01)                     (5.36)
Net impairment charges recognized in earnings -                        -                        -                        -
Other Income - termination fee (1.56)                     -                        (2.36)                     -
Foreign exchange (gain) / loss -                        0.01                      0.08                      0.01
Operating income 2.40 $                   2.24 $                   4.63 $                   7.97 $
Quarter Ended December 31, Year Ended December 31,

Non-GAAP Financial Measures - Reconciliations

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
UNAUDITED  DILUTED BOOK VALUE PER SHARE RECONCILIATION
(Expressed in thousands of United States dollars, except share and per share amounts)
As of As of
December 31, December 31,
2011 2010
Price per share at period end 62.93 $              59.44 $
Total shareholders' equity 3,149,022 $       3,075,820 $
Basic common shares outstanding 37,742,131        38,089,226
Add: unvested restricted share units 249,251             571,178
Add:  Performance based equity awards 889,939             1,440,017
Add:  employee share purchase plan 11,053               10,576
Add:  dilutive options/warrants outstanding 1,525,853          3,272,739
  Weighted average exercise price per share 45.72 $              35.98 $
Deduct: options bought back via treasury method (1,108,615)         (1,980,884)
Common shares and common share
equivalents outstanding 39,309,612        41,402,852
Basic book value per common share 83.44 $              80.75 $
Diluted book value per common share 80.11 $              74.29 $